UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2005

Wynn Resorts, Limited (Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wynn Las Vegas, LLC (Exact name of registrant as specified in its charter)

Nevada	333-98369	88-0494878
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 9, 2005, as permitted under its credit agreement, Wynn Las Vegas, LLC, a wholly owned subsidiary of Wynn Resorts, Limited, received the necessary consents from its lenders to extend the deadline for approval of the budget, plans and specifications for the Encore at Wynn Las Vegas project from December 31, 2005 to March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2005

Wynn Resorts, Limited

By: /s/  John Strzemp

John Strzemp

Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2005

WYNN LAS VEGAS, LLC

By: Wynn Resorts Holdings, LLC, its

sole member

By: Wynn Resorts, Limited, its sole member

By: /s/  John Strzemp

John Strzemp

Chief Financial Officer

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